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                          TRIPLE CROWN VARIABLE ANNUITY
                               VARIABLE ACCOUNT D
                        FORTIS BENEFITS INSURANCE COMPANY

      SUPPLEMENT DATED AUGUST 18, 2003 TO THE PROSPECTUS DATED MAY 1, 2003


Effective upon the close of the New York Stock Exchange on September 18, 2003, the Federated International Small Company Fund II Sub-Account is closed to new and subsequent Premium Payments and transfers of Contract Value.

The Board of Trustees of the Federated Insurance Series has approved the liquidation of the Federated International Small Company Fund II to take place on November 21, 2003. Upon completion of the liquidation, the Federated International Small Company Fund II Sub-Account will no longer be available. As a result, on November 21, 2003 any Contract Value allocated to the Federated International Small Company Fund II Sub-Account will be transferred to the Federated Prime Money Fund II Sub-Account.

If you are enrolled in any InvestEase(R), DCA or DCA Plus, or Asset Allocation with allocations directed to the Federated International Small Company Fund II Sub-Account, your enrollment in these programs will end upon the close of the New York Stock Exchange on September 17, 2003, unless you change your Program enrollments prior to that date.

If you are enrolled in any Automatic Income Program with the Federated International Small Company Fund II upon the close of the New York Stock Exchange on November 21, 2003, your enrollment will automatically be updated to reflect the Federated Prime Money Fund II Sub-Account.

Effective November 21, 2003, all references to the Federated International Small Company Fund II in the prospectus are deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4781
333-65233